EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


                            CERTIFICATION PURSUANT TO


                             18 U.S.C. SECTION 1350,


                             AS ADOPTED PURSUANT TO


                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




      In connection with the Quarterly Report of Automatic Data Processing, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Arthur F. Weinbach, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


           (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/ Arthur F. Weinbach
----------------------
Arthur F. Weinbach
Chief Executive Officer
May 2, 2003









A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by Automatic Data Processing, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.